Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

February 22, 2021

DCM VI, L.P. and Affiliates

Mark Tompkins

Redmile Group, LLC and Affiliates

McKesson Ventures LLC

Ladies and Gentlemen:

In connection with Augmedix, Inc., a Delaware corporation (the “Company”) listing its publicly available shares of Common Stock (the “Shares”), par value $0.0001 per share, pursuant to the Registration Statement on Form S-1, as amended, that has been filed with the Securities and Exchange Commission (the “SEC”) on an over-the-counter market as reported by OTC Markets Group Inc. (such exchange, the “OTC”), the undersigned signatory (the “Stockholder”) hereby agrees to this lock-up agreement (the “Agreement”), and that, for good and valuable consideration which is hereby acknowledged, the Stockholder will not, with respect to the shares set forth on Exhibit A hereto, during the period commencing upon the listing of the shares on the OTC (the “Listing Date”) and ending on the date that is 180 days after the Listing Date (the “Restricted Period”):

(i)	offer, pledge, sell, contract to sell, sell any option, warrant or contract to purchase, purchase any option, warrant or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of or lend, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for, or that represent a right to receive, Shares (including without limitation, Shares or such other securities of the Company which may be deemed to be beneficially owned by the Stockholder in accordance with the rules and regulations of the SEC and securities of the Company which may be issued upon exercise of a stock option or warrant), in each case, that are currently owned of record or beneficially (including holding as a custodian) by the Stockholder as set forth on Exhibit A (collectively, the “Stockholder’s Shares”), or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition;

(ii)	enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stockholder’s Shares;

(iii)	make any demand for or exercise any right with respect to the registration of any of the Stockholder’s Shares or any security convertible into or exercisable or exchangeable for Shares; or

(iv)	publicly disclose the intention to do any of the foregoing.

The restrictions and obligations contemplated by this Agreement shall not apply to:

(a)	transfers of the Stockholder’s Shares:

(i)	if the Stockholder is a natural person, (A) to any person related to the Stockholder by blood or adoption who is a member of the immediate family of the Stockholder, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the Stockholder or any of the Stockholder’s Family Members, (B) to the Stockholder’s estate, following the death of the Stockholder, by will, intestacy or other operation of law, (C) as a bona fide gift to a charitable organization, (D) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation or limited liability company which is controlled by the Stockholder and/or by any such Family Member(s);

(ii)	if the Stockholder is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the Stockholder, including investment funds or other entities that control, are controlled by or are under common control or management with the Stockholder, (B) as a distribution or dividend to equity holders (including, without limitation, general or limited partners, members and stockholders) of the Stockholder (including upon the liquidation and dissolution of the Stockholder pursuant to a plan of liquidation approved by the Stockholder’s equity holders), (C) as a bona fide gift to a charitable organization or not-for-profit institution, (D) transfers or dispositions not involving a change in beneficial ownership, (E) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the Stockholder’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the Stockholder’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement, (F) pursuant to an order of a court or regulatory agency or (G) with the prior written consent of Company; or

(iii)	if the Stockholder is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to clauses (a)(i) and (a)(ii)(C), such transfer is not for value and in the case of any transfer or distribution pursuant to this clause (a) each donee, heir, beneficiary or other transferee or distributee shall agree in writing to be bound by the terms and conditions of this Agreement with respect to the Shares or such other securities that have been so transferred or distributed and either the Stockholder or such transferee provides Company with a copy of such agreement promptly upon consummation of any such transfer;

(b) (i) the exercise of an option (including a net exercise of an option) to purchase shares of the Company’s Common Stock, (ii) any related transfer of shares of the Company’s Common Stock to the Company for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options (or the disposition to the Company of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement) and (iii) any transfer or sale of shares of the Company’s Common Stock to the Company or into the market for the purpose of paying taxes (including estimated taxes) due in connection with the vesting of, or issuance of shares under, restricted stock unit awards granted pursuant to the terms of any equity incentive plan; provided that, in the case of any exercise of an option or any transfer or sale of shares to the Company under clauses (i) and (iii), the underlying shares of the Company’s Common Stock shall continue to be subject to the restrictions on transfer set forth in this Agreement;

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(c)  the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Company’s Common Stock; provided that such plan does not provide for any transfers of the Company’s Common Stock during the Restricted Period;

(d)  transfers or dispositions of by the Stockholder’s Shares purchased by the Stockholder on the open market; or

(e)  transfers or distributions pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a change of control of Company (including entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of shares of Shares (or any security convertible into or exercisable for Shares), or vote any shares of Shares in favor of any such transaction or taking any other action in connection with any such transaction), provided that the restrictions set forth in this Lock-Up Agreement shall continue to apply to the Stockholder’s Shares should such tender offer, merger, consolidation or other transaction not be completed;

and provided, further, that, with respect to each of (a) and (b) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under the Exchange Act (other than (i) a filing at any time on a Form 5 or (ii) a required filing on a Schedule 13D or Schedule 13G (or Schedule 13D/A or Schedule 13G/A)), or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than in respect of a required filing under Section 16(a) of the Exchange Act in connection with the exercise of an option to purchase Shares following such individual’s termination of service relationship (including service as a director) with Company that would otherwise expire during the Restricted Period, provided that reasonable notice shall be provided to Company prior to any such filing, or in respect of a required filing under Section 16(a) of the Exchange Act in connection with the settlement of any equity award granted pursuant to the terms of any equity incentive plan). For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Any attempted transfer in violation of this Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Agreement, and will not be recorded on the share register of Company. In furtherance of the foregoing, the Stockholder agrees that Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement. Company may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the Stockholder’s ownership of Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

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The Stockholder hereby represents and warrants that the Stockholder has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the Stockholder shall be binding upon the successors, assigns, heirs or personal representatives of the Stockholder.

This Agreement shall terminate automatically and the Stockholder shall automatically be released from all restrictions and obligations under this Agreement upon the earlier of (i) the expiration of the Restricted Period, or (ii) immediately prior to the Company’s listing of the Shares on the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American. The Stockholder understands the Company is proceeding with the registration of the Shares on the OTC in reliance upon this Agreement.

Any and all remedies herein expressly conferred upon the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, and the exercise by the Company of any one remedy will not preclude the exercise of any other remedy. The Stockholder agrees that irreparable damage would occur to the Company in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Company is entitled at law or in equity, and the Stockholder waives any bond, surety or other security that might be required of the Company with respect thereto.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

This Agreement, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Company and the Stockholder in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Company, and the Stockholder, written or oral, to the extent they relate in any way to the subject matter hereof. The delivery of a fully executed Agreement by the Stockholder by facsimile or electronic transmission in .pdf format shall be sufficient to bind the Stockholder to the terms and conditions of this Agreement. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until this Agreement is executed by all parties hereto.

(Signature Pages Follow)

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Very truly yours,

Augmedix, Inc.

Manny Krakaris
(Print Name of Stockholder)

/s/ Manny Krakaris
(Signature)

Manny Krakaris CEO
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

Mark Tompkins

Mark Tompkins
(Print Name of Stockholder)

/s/ Mark Tompkins
(Signature)

N/A
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

RAF, L.P.

By: RAF GP, LLC, its general partner

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

REDCO I, L.P.

By: Redco I, (GP), LLC its general partner

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

REDMILE CAPITAL FUND, LP

By: Redmile Group, LLC, its investment manager

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

REDMILE CAPITAL OFFSHORE II MASTER FUND, LTD.

By: Redmile Group, LLC, its investment manager

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, CFO and Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

REDMILE CAPITAL OFFSHORE MASTER FUND, LTD.

By: Redmile Group, LLC, its investment manager

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, CFO and Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

REDMILE STRATEGIC MASTER FUND, LP

By: Redmile Group, LLC, its investment manager

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, CFO and Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

REDMILE PRIVATE INVESTMENTS II, L.P.

By: Redmile Private Investments II (GP), LLC, its general partner

By: Redmile Group, LLC, its managing member

(Print Name of Stockholder)

/s/ Joshua Garcia
(Signature)

Joshua Garcia, CFO and Authorized Signatory
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

McKesson Ventures, LLC

McKesson Ventures, LLC
(Print Name of Stockholder)

/s/ Jennifer Carter
(Signature)

Jennifer Carter Partner & VP Operations
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

A- Fund, L.P.

By: A-Fund Investment Management, L.P.
its General Partner

By: A-Fund International, Ltd.
its General Partner

Matthew Bonner
(Print Name of Stockholder)

/s/ Matthew Bonner
(Signature)

Matthew Bonner COO & Legal Partner
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

Very truly yours,

DCM VI, L.P.

By: DCM Investment Management VI, L.P.
Its General Partner

By: DCM International VI, Ltd.
Its General Partner

Matthew Bonner
(Print Name of Stockholder)

/s/ Matthew Bonner
(Signature)

Matthew Bonner COO & Legal Partner
(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Lock-up Agreement]

EXHIBIT A

Stockholder’s Shares

Stockholder:	Shares*
Mark Tompkins	1,592,000
A-Fund L.P.	16,006
DCM VI. L.P.	3,200,727
McKesson Ventures LLC	3,391,200
RAF, L.P.	1,865,707
Redmile Capital Fund LP	416,912
Redmile Capital Offshore II Master Fund Ltd.	549,918
Redmile Capital Offshore Master Fund Ltd.	129,512
Redmile Private Investments II, L.P.	4,408,522
Redmile Strategic Master Fund L.P.	26,332
RedCo. I L.P.	4,000,000

*	As may be adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof.